UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

Triple Crown Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51636	20-3012824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

725A Old Norcross Road, Lawrenceville, GA	30045
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)(770) 338-7351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations

Item 1.01	Entry Into a Material Definitive Agreement.

On March 31, 2009, Triple Crown Media, Inc. (the “Company”) entered into Amendment No. 5 to its First Lien Senior Secured Credit Agreement by and among Triple Crown Media, LLC as Borrower; the Company as Parent and Guarantor; BR Acquisition Corp., BR Holding, Inc., DataSouth Computer Corporation, Gray Publishing, LLC and Capital Sports Properties, Inc. as Guarantors; Wachovia Bank, National Association, as Administrative Agent and Lender; Wilmington Trust FSB as administrative agent for lenders party to the Second Lien Term Loan Facility; SFR, Ltd., Mountain View Funding CLO 2006-I Ltd., Mountain View CLO II Ltd. and Mountain View CLO III Ltd. as Collateral Managers; and Four Corners CLO II, Ltd., Fifth Third Bank, GoldenTree 2004 Trust, GoldenTree Credit Opportunities Financing I, Limited, Global Leveraged Capital Credit Opportunity Fund I, Westwood CDO II Ltd., Pacifica CDO II, Ltd., Pacifica CDO III, Ltd., Pacifica CDO IV, Ltd., Pacifica CDO V, Ltd., Pacifica CDO VI, Ltd., WhiteHorse I, LTD, WhiteHorse II, LTD and WhiteHorse III, LTD as Lenders (the “Amendment to First Lien”). Pursuant to the Amendment to First Lien, Lenders waived certain Events of Default under the Credit Agreement, extended the maturity dates of the Revolving Credit Notes and the Term Notes, ceased future Revolving Credit Advances, permitted payment on outstanding Revolving Credit Advances and amended certain financial covenants and other provisions in the Credit Agreement.

On March 31, 2009, Triple Crown Media, Inc. (the “Company”) entered into Amendment No. 5 to its Second Lien Senior Secured Credit Agreement and Note by and among Triple Crown Media, LLC as Borrower; the Company as Parent and Guarantor; Wilmingto Trust FSB as Administrative Agent and Collateral Agent; BR Acquisition Corp., BR Holding, Inc., DataSouth Computer Corporation, Gray Publishing, LLC and Capital Sports Properties, Inc. as Guarantors; Wachovia Bank, National Association, as administrative agent for lenders party to the First Lien Facilities; and Global Leveraged Capital Credit Opportunity Fund I, GoldenTree 2004 Trust, GoldenTree Capital Solutions Fund Financing, GoldenTree Capital Solutions Offshore Fund Financing, GoldenTree Capital Opportunities, LP, GoldenTree MultiStrategy Financing, Ltd., Greyrock CDO, Ltd., Landmark III CDO Limited, Landmark IV CDO Limited, Landmark V CDO Limited, Landmark VI CDO Limited, and Landmark VII CDO Limited as Lenders (the “Amendment to Second Lien”). Pursuant to the Amendment to Second Lien, Lenders waived certain Events of Default under the Credit Agreement, extended the maturity dates of the Advances, amended certain financial covenants in the Credit Agreement and amended and other provisions in the Credit Agreement and the Note.

The foregoing descriptions of the Amendment to First Lien and Amendment to Second Lien do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment to First Lien and Amendment to Second Lien, copies of which are attached to this Form 8-K as Exhibits 10.1 and 10.2 and incorporated by reference.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
Exhibit 10.1	Amendment No. 5 to the First Lien Senior Secured Credit Agreement

Exhibit 10.2	Amendment No. 5 to the Second Lien Secured Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Triple Crown Media, Inc.
Date: April 2, 2009
	By:	/s/ Mark G. Meikle
	Name:	Mark G. Meikle
	Title:	Executive Vice President and Chief Financial Officer